SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                  June 8, 2001

                             1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-26841 11-3117311
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            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)

                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


ITEM 5.  OTHER EVENTS.

1-800-FLOWERS.COM acquired the Children's Group, a multi-channel direct marketer of children's gifts, from Foster & Gallagher, Inc. The Children's Group consists of two brands, HearthSong, which specializes in wood and natural material toys, crafts and books with educational, nature and art themes, and Magic Cabin Dolls, which primarily sells exclusive, natural-fiber soft dolls, kits and accessories. The Children's Group was acquired for $4.7 million.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation                     Description of Exhibit
99.1                            Press release, dated June 8, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             1-800-FLOWERS.COM, INC.


DATE:  June 8, 2001                          By: /s/ William E. Shea
                                                    -------------------
                                             William E.Shea
                                             Chief Financial Officer
                                             Treasurer


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                         INDEX TO EXHIBITS

       Exhibit          Description

         99.1           Text of press release June 8, 2001